                                                                   Exhibit 10.15

                              MANAGEMENT AGREEMENT


This agreement dated August 15, 1994 by and between AZCO Mining Inc., a Delaware corporation (the "Company") and Alan P. Lindsay, the corporate officer, (the "officer").

Whereas the officer has rendered valuable services to the Company and the Company desires to be assured that the executive will continue rendering such services to the Company;

Whereas the officer is willing to continue to serve the Company but desires assurance that he will be protected in the event of any change in control;

Now therefore, in consideration of the mutual covenants and promises herein, the parties agree as follows.

The Company agrees that if

1.         there is a change of control of the Company, and

2. the officer leaves the employment of the Company, for whatever reason (other than discharge for cause, death or disability) within six months after such acquisition of control

a. the officer shall receive as a lump sum, a cash payment in the amount not to exceed 299% of the base amount as defined in IRC Section 280G
           (b) (3); provided, that in any event, the amount payable under this clause (a) shall not exceed the maximum amount payable to the officer without the imposition of any excise taxes under the provisions of
           Section 4999 of the Internal Revenue Code as that section may be amended from time to time.

b. the officer will continue to be covered by all of the Company's medical, health, life and dental plans for 24 months after such change of control.

The amounts paid to the officer hereunder shall be considered severance pay in consideration of the past services he has rendered to the Company and in consideration of his continued service from the date hereof to his entitlement to those payments. The officer shall have no duty to mitigate his damages by seeking other employment. Should the officer actually receive other payments from any such other employment, the payments called for hereunder shall not be reduced or offset by any future earnings.

as used herein, the term "change in control" shall mean either

1. the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of common stock of the Company by a person or group of persons, other than through a public equity offering by the Company, or

2. the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6 (e) of schedule 14A of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or

3. any change in the composition of the board of directors of the Company resulting in a majority of the present directors not constituting a majority provided, that in making such determination directors who were elected by, or on the recommendation of, such present majority, shall be excluded.

The arrangements called for by this agreement are not intended to have any effect on the officer's participation in any other benefits available to executive personnel or to preclude other compensation or additional benefits as may be authorized by the board of directors from time to time.

This agreement shall be binding and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs to the parties hereto.

This agreement shall terminate, even though prior to the acquisition of any control of the Company as defined here, if the officer shall voluntarily resign, retire, become permanently and totally disabled, voluntarily take another position requiring a substantial portion of his time, or die. This agreement shall also terminate if the executive's employment as an officer of the Company shall have been terminated for any reason by the board of directors of the Company as constituted prior to any acquisition of control of the Company as defined herein.

In witness whereof, the parties have signed this agreement this 15th day of August, 1994.




-------------------         -------         -----------------           -------
Officer's Signature           Date           AZCO Mining Inc.             Date

                              MANAGEMENT AGREEMENT



This agreement dated August 15, 1994 by and between AZCO Mining Inc., a Delaware corporation (the "Company") and Anthony R. Harvey, the corporate officer, (the "officer").

Whereas the officer has rendered valuable services to the Company and the Company desires to be assured that the executive will continue rendering such services to the Company;

Whereas the officer is willing to continue to serve the Company but desires assurance that he will be protected in the event of any change in control;

Now therefore, in consideration of the mutual covenants and promises herein, the parties agree as follows.

The Company agrees that if

1.         there is a change of control of the Company, and

2. the officer leaves the employment of the Company, for whatever reason (other than discharge for cause, death or disability) within six months after such acquisition of control

a. the officer shall receive as a lump sum, a cash payment in the amount not to exceed 299% of the base amount as defined in IRC Section 280G
           (b) (3); provided, that in any event, the amount payable under this clause (a) shall not exceed the maximum amount payable to the officer without the imposition of any excise taxes under the provisions of
           Section 4999 of the Internal Revenue Code as that section may be amended from time to time.

b. the officer will continue to be covered by all of the Company's medical, health, life and dental plans for 24 months after such change of control.

The amounts paid to the officer hereunder shall be considered severance pay in consideration of the past services he has rendered to the Company and in consideration of his continued service from the date hereof to his entitlement to those payments. The officer shall have no duty to mitigate his damages by seeking other employment. Should the officer actually receive other payments from any such other employment, the payments called for hereunder shall not be reduced or offset by any future earnings.

as used herein, the term "change in control" shall mean either

1. the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of common stock of the Company by a person or group of persons, other than through a public equity offering by the Company, or

2. the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6 (e) of schedule 14A of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or

3. any change in the composition of the board of directors of the Company resulting in a majority of the present directors not constituting a majority provided, that in making such determination directors who were elected by, or on the recommendation of, such present majority, shall be excluded.

The arrangements called for by this agreement are not intended to have any effect on the officer's participation in any other benefits available to executive personnel or to preclude other compensation or additional benefits as may be authorized by the board of directors from time to time.

This agreement shall be binding and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs to the parties hereto.

This agreement shall terminate, even though prior to the acquisition of any control of the Company as defined here, if the officer shall voluntarily resign, retire, become permanently and totally disabled, voluntarily take another position requiring a substantial portion of his time, or die. This agreement shall also terminate if the executive's employment as an officer of the Company shall have been terminated for any reason by the board of directors of the Company as constituted prior to any acquisition of control of the Company as defined herein.

In witness whereof, the parties have signed this agreement this 15th day of August, 1994.




-------------------         -------         -----------------           -------
Officer's Signature           Date           AZCO Mining Inc.             Date

                              MANAGEMENT AGREEMENT



This agreement dated November 19, 1996, by and between AZCO Mining Inc., a Delaware corporation (the "Company") and Ryan A. Modesto, the corporate officer, (the "officer").

Whereas the officer has rendered valuable services to the Company and the Company desires to be assured that the executive will continue rendering such services to the Company;

Whereas the officer is willing to continue to serve the Company but desires assurance that he will be protected in the event of any change in control;

Now therefore, in consideration of the mutual covenants and promises herein, the parties agree as follows.

The Company agrees that if

1.         there is a change of control of the Company, and

2. the officer leaves the employment of the Company, for whatever reason (other than discharge for cause, death or disability) within six months after such acquisition of control

a. the officer shall receive as a lump sum, a cash payment in the amount not to exceed 299% of the base amount as defined in IRC Section 280G
           (b) (3); provided, that in any event, the amount payable under this clause (a) shall not exceed the maximum amount payable to the officer without the imposition of any excise taxes under the provisions of
           Section 4999 of the Internal Revenue Code as that section may be amended from time to time.

b. the officer will continue to be covered by all of the Company's medical, health, life and dental plans for 24 months after such change of control.

The amounts paid to the officer hereunder shall be considered severance pay in consideration of the past services he has rendered to the Company and in consideration of his continued service from the date hereof to his entitlement to those payments. The officer shall have no duty to mitigate his damages by seeking other employment. Should the officer actually receive other payments from any such other employment, the payments called for hereunder shall not be reduced or offset by any future earnings.

as used herein, the term "change in control" shall mean either

1. the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of common stock of the Company by a person or group of persons, other than through a public equity offering by the Company, or

2. the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6 (e) of schedule 14A of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or

3. any change in the composition of the board of directors of the Company resulting in a majority of the present directors not constituting a majority provided, that in making such determination directors who were elected by, or on the recommendation of, such present majority, shall be excluded.

The arrangements called for by this agreement are not intended to have any effect on the officer's participation in any other benefits available to executive personnel or to preclude other compensation or additional benefits as may be authorized by the board of directors from time to time.

This agreement shall be binding and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs to the parties hereto.

This agreement shall terminate, even though prior to the acquisition of any control of the Company as defined here, if the officer shall voluntarily resign, retire, become permanently and totally disabled, voluntarily take another position requiring a substantial portion of his time, or die. This agreement shall also terminate if the executive's employment as an officer of the Company shall have been terminated for any reason by the board of directors of the Company as constituted prior to any acquisition of control of the Company as defined herein.

In witness whereof, the parties have signed this agreement this 19th day of November, 1996.





-------------------         -------         -----------------           -------
Officer's Signature           Date           AZCO Mining Inc.             Date

                              MANAGEMENT AGREEMENT



This agreement dated October 7, 1997 by and between AZCO Mining Inc., a Delaware corporation (the "Company") and Nick Badham, the corporate officer, (the "officer").

Whereas the officer has rendered valuable services to the Company and the Company desires to be assured that the executive will continue rendering such services to the Company;

Whereas the officer is willing to continue to serve the Company but desires assurance that he will be protected in the event of any change in control;

Now therefore, in consideration of the mutual covenants and promises herein, the parties agree as follows.

The Company agrees that if

1.         there is a change of control of the Company, and

2. the officer leaves the employment of the Company, for whatever reason (other than discharge for cause, death or disability) within six months after such acquisition of control

a. the officer shall receive as a lump sum, a cash payment in the amount not to exceed 299% of the base amount as defined in IRC Section 280G
           (b) (3); provided, that in any event, the amount payable under this clause (a) shall not exceed the maximum amount payable to the officer without the imposition of any excise taxes under the provisions of
           Section 4999 of the Internal Revenue Code as that section may be amended from time to time.

b. the officer will continue to be covered by all of the Company's medical, health, life and dental plans for 24 months after such change of control.

The amounts paid to the officer hereunder shall be considered severance pay in consideration of the past services he has rendered to the Company and in consideration of his continued service from the date hereof to his entitlement to those payments. The officer shall have no duty to mitigate his damages by seeking other employment. Should the officer actually receive other payments from any such other employment, the payments called for hereunder shall not be reduced or offset by any future earnings.

as used herein, the term "change in control" shall mean either

1. the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of common stock of the Company by a person or group of persons, other than through a public equity offering by the Company, or

2. the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6 (e) of schedule 14A of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or

3. any change in the composition of the board of directors of the Company resulting in a majority of the present directors not constituting a majority provided, that in making such determination directors who were elected by, or on the recommendation of, such present majority, shall be excluded.

The arrangements called for by this agreement are not intended to have any effect on the officer's participation in any other benefits available to executive personnel or to preclude other compensation or additional benefits as may be authorized by the board of directors from time to time.

This agreement shall be binding and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs to the parties hereto.

This agreement shall terminate, even though prior to the acquisition of any control of the Company as defined here, if the officer shall voluntarily resign, retire, become permanently and totally disabled, voluntarily take another position requiring a substantial portion of his time, or die. This agreement shall also terminate if the executive's employment as an officer of the Company shall have been terminated for any reason by the board of directors of the Company as constituted prior to any acquisition of control of the Company as defined herein.

In witness whereof, the parties have signed this agreement this 7th day of October, 1997.





-------------------         -------         -----------------           -------
Officer's Signature           Date           AZCO Mining Inc.             Date

                              MANAGEMENT AGREEMENT



This agreement dated October 7, 1997 by and between AZCO Mining Inc., a Delaware corporation (the "Company") and Doug Ramshaw, the corporate officer, (the "officer").

Whereas the officer has rendered valuable services to the Company and the Company desires to be assured that the executive will continue rendering such services to the Company;

Whereas the officer is willing to continue to serve the Company but desires assurance that he will be protected in the event of any change in control;

Now therefore, in consideration of the mutual covenants and promises herein, the parties agree as follows.

The Company agrees that if

1.         there is a change of control of the Company, and

2. the officer leaves the employment of the Company, for whatever reason (other than discharge for cause, death or disability) within six months after such acquisition of control

a. the officer shall receive as a lump sum, a cash payment in the amount not to exceed 299% of the base amount as defined in IRC Section 280G
           (b) (3); provided, that in any event, the amount payable under this clause (a) shall not exceed the maximum amount payable to the officer without the imposition of any excise taxes under the provisions of
           Section 4999 of the Internal Revenue Code as that section may be amended from time to time.

b. the officer will continue to be covered by all of the Company's medical, health, life and dental plans for 24 months after such change of control.

The amounts paid to the officer hereunder shall be considered severance pay in consideration of the past services he has rendered to the Company and in consideration of his continued service from the date hereof to his entitlement to those payments. The officer shall have no duty to mitigate his damages by seeking other employment. Should the officer actually receive other payments from any such other employment, the payments called for hereunder shall not be reduced or offset by any future earnings.

as used herein, the term "change in control" shall mean either

1. the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of common stock of the Company by a person or group of persons, other than through a public equity offering by the Company, or

2. the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6 (e) of schedule 14A of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or

3. any change in the composition of the board of directors of the Company resulting in a majority of the present directors not constituting a majority provided, that in making such determination directors who were elected by, or on the recommendation of, such present majority, shall be excluded.

The arrangements called for by this agreement are not intended to have any effect on the officer's participation in any other benefits available to executive personnel or to preclude other compensation or additional benefits as may be authorized by the board of directors from time to time.

This agreement shall be binding and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs to the parties hereto.

This agreement shall terminate, even though prior to the acquisition of any control of the Company as defined here, if the officer shall voluntarily resign, retire, become permanently and totally disabled, voluntarily take another position requiring a substantial portion of his time, or die. This agreement shall also terminate if the executive's employment as an officer of the Company shall have been terminated for any reason by the board of directors of the Company as constituted prior to any acquisition of control of the Company as defined herein.

In witness whereof, the parties have signed this agreement this 7th day of October, 1997.




-------------------         -------         -----------------           -------
Officer's Signature           Date           AZCO Mining Inc.             Date